UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

CBM Bancorp, Inc.

(Exact name of Registrant as specified in its Charter)

Maryland	333-225353	83-1095537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 East Joppa Road, Baltimore, MD		21234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 665-7600

Not Applicable

(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CBM BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2018, CBM Bancorp, Inc., a Maryland corporation (“CBM Bancorp”), Banks of the Chesapeake, M.H.C., a federally chartered mutual holding company (the “MHC”) and Chesapeake Bank of Maryland, a federal stock savings bank (the “Bank”) entered into an Agency Agreement with Raymond James & Associates, Inc. (“Raymond James”) who will act as financial advisor in connection with CBM Bancorp’s stock offering and assist in the marketing of CBM Bancorp’s common stock.

For these services, Raymond James will receive a management fee of $25,000 and a success fee equal to 1.0% of the aggregate dollar amount of common stock sold in the subscription and community offerings, excluding shares sold to directors, officers or employees (or their immediate family members) and to qualified or non-qualified employee benefit plans. The management fee will be credited against the success fee. In the event a syndicated community offering is conducted, CBM Bancorp will pay to Raymond James fees not to exceed 6.0% of the aggregate dollar amount of shares of common stock sold in the syndicated community offering. Raymond James will also be reimbursed for its expenses including fees and expenses of counsel and shall receive a fee of $25,000 for certain records management services.

The shares of CBM Bancorp common stock have been registered pursuant to the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-1 that was declared effective on August 7, 2018.

The foregoing description of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are being filed with this report.

No.	Description

1.1	Agency Agreement, dated August 7, 2018, by and among CBM Bancorp, Inc., Banks of the Chesapeake, M.H.C., Chesapeake Bank of Maryland and Raymond James & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CBM BANCORP, INC.

Date: August 13, 2018	By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President
(Duly Authorized Officer)